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                             ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT is entered into this 23rd day of April, 1997 by and between DRY BRANCH KAOLIN COMPANY, a Delaware corporation (the "Purchaser") and NORD KAOLIN COMPANY, a Georgia limited partnership (the "Seller").

     WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of March 5, 1997 (the "Purchase Agreement") by and between Purchaser and Seller, Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller, for the consideration and upon the terms and conditions set forth in the Purchase Agreement, all of Seller's rights, title and interest in and to the Acquired Assets as the same are described in the Purchase Agreement; and

     WHEREAS, pursuant to the Purchase Agreement, Purchaser has agreed to assume certain obligations of Seller as partial consideration for the purchase of the Acquired Assets; and

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     NOW, THEREFORE, pursuant to the Purchase Agreement and in consideration of the premises, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     1. PURCHASER UNDERTAKING. Purchaser hereby assumes and agrees timely to pay and perform all of the Assumed Liabilities to the extent the same exist on the date hereof. Other than as specifically stated herein or in the Purchase Agreement, Purchaser assumes no debt, liability or obligation of Seller other than such Assumed Liabilities.

     2. THE PURCHASE AGREEMENT. Nothing contained in this Assumption Agreement supersedes any of the obligations, agreements, covenants or warranties of Seller or Purchaser under the Purchase Agreement (all of which survive the execution and delivery of this Assumption Agreement as provided and subject to the limitations set forth in the Purchase Agreement). If any conflict exists between the terms of this Assumption Agreement and the Purchase Agreement, then the terms of the Purchase Agreement shall govern and control.

     3. GOVERNING LAW. This Assumption Agreement shall be governed and construed in accordance with the laws of the State of Georgia without regard to conflicts of laws principles.

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     IN WITNESS WHEREOF, the parties hereto have caused this Assumption
Agreement to be executed in their names as of the date first above written.

                                         SELLER:

                                         NORD KAOLIN COMPANY

                                         By:  Norplex, Inc., its General Partner

                                         By:
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                                         Name:
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                                         Title:
                                               ---------------------------------

                                         PURCHASER:

                                         DRY BRANCH KAOLIN COMPANY

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

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